American Century Investment Services, Inc.

Statement of Financial Condition
December 31, 2022

Assets
Cash and cash equivalents	$104,081,767
Deferred income taxes, net	6,300,506
Prepaid expenses	4,547,291
Affiliate receivable	1,609,285
Deferred sales commission	321,987
Deposit with clearing broker	100,000
Accounts receivable	98,950
Property and equipment, net	37,749

Total assets	$117,097,535

Liabilities and stockholder’s equity
Liabilities
Accrued compensation and benefits	$50,664,595
Accounts payable and accrued expenses	15,071,591
Accrued underwriting and distribution fees	9,793,841
Affiliate income taxes payable	3,788,961
Income taxes payable, net	794,508

Total liabilities	80,113,496

Stockholder’s equity
Common stock, $1 par value - 30,000 shares authorized, 11,900 shares issued and outstanding	11,900
Additional paid-in capital	1,584,884
Retained earnings	35,387,255

Total stockholder's equity	36,984,039

Total liabilities and stockholder's equity	$117,097,535

See notes to financial statements.
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